Exhibit 99.5

Management’s Discussion and Analysis of Financial Condition and Results of Operations of
Oxus Acquisition Corp. for the year ended December 31, 2023

Capitalized terms used but not defined herein have the meanings ascribed to them in Borealis Foods Inc.’s Current Report on Form 8-K/A. References in this section to the “Company,” “Oxus Acquisition Corp.,” “Oxus,” “our,” “us” or “we” refer to Oxus Acquisition Corp. prior to the consummation of the Business Combination. The following discussion and analysis of the Company’s financial condition and results of operations should be read in conjunction with the financial statements and the notes thereto contained elsewhere in this Annual Report on Form 10-K. Certain information contained in the discussion and analysis set forth below includes forward-looking statements that involve risks and uncertainties.

Overview

We are a blank check company incorporated in the Cayman Islands on February 3, 2021 for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar Business Combination with one or more businesses (a “Business Combination”). We intend to effectuate our initial Business Combination using cash from the proceeds of our IPO and the sale of the private warrants (the “Private Warrants”), our shares, debt or a combination of cash, equity, and debt.

The Business Combination Agreement

On February 23, 2023, we entered into a Business Combination Agreement with Newco and Legacy Borealis. The Business Combination Agreement was unanimously approved by Oxus’ and Legacy Borealis’ respective board of directors. Pursuant to the Business Combination Agreement, among other things: (a) Oxus will domesticate and continue as a corporation existing under the laws of the Province of Ontario, Canada (the “Continuance” and, New Oxus); (b) on the closing date, Newco and Legacy Borealis will amalgamate in accordance with the terms of the Legacy Borealis Amalgamation, with Amalco surviving the Legacy Borealis Amalgamation as a wholly-owned subsidiary of New Oxus; and (c) on the closing date, immediately following the Borealis Amalgamation, Amalco and New Oxus will amalgamate in accordance with the terms of the Borealis Amalgamation, with Borealis Foods surviving the Borealis Amalgamation. Borealis Foods will continue under the name “Borealis Foods Inc.”. For a more detailed discussion of the Business Combination Agreement, the Transaction, and the ancillary agreements, see the Current Report on Form 8-K filed with the SEC on March 1, 2023.

Extension

At the extraordinary general meeting held on March 2, 2023 (the “Extraordinary General Meeting”), our shareholders approved (1) a special resolution (the “Extension Proposal”) to amend our Amended and Restated Memorandum and Articles of Association, as amended (the “Oxus Charter”) to extend the date that we have to consummate a business combination from March 8, 2023 to December 8, 2023, or such earlier date as determined by our board of directors (and (2) a special resolution (the “Founder Share Amendment Proposal”) to amend the Oxus Charter to provide for the right of a holder of the Class B ordinary shares to convert into the Class A ordinary shares on a one-for-one basis prior to the closing of a business combination at the election of such holder. On December 5, 2023, in connection with the Second Extraordinary General Meeting, the Company filed the Oxus Charter Amendment to extend the date by which the Company must consummate its initial business combination from December 8, 2023 to June 8, 2024, or such earlier date as determined by the Company’s board of directors (the “Extended Date”). In connection with the votes to approve the Extension Proposal and the Founder Share Amendment Proposal, the holders of 15,300,532 Class A ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.41 per share, for an aggregate redemption amount of approximately $159.34 million, leaving approximately $20.3 million in the Trust Account. On December 5, 2023, at the Second Extraordinary General Meeting, the holders of 9,837 Class A ordinary shares of the Company properly exercised their right to redeem their shares for cash at a redemption price of approximately $11.20 per share, for an aggregate redemption amount of approximately $0.11 million, leaving approximately $21.73 million in the Trust Account. As of December 31, 2023, the Company had $21.92 million of marketable securities held in the Trust Account (including a deposit in transit of $0.05 million).

On the Closing Date, Borealis, the Company, and Newco, consummated the Transaction, following the approval at an extraordinary general meeting of the shareholders of Oxus held on February 2, 2024.

Conversion of Class B Ordinary Shares

On April 5, 2023, in accordance with the provisions of the Oxus Charter, our Sponsor exercised its right to convert 1,500,000 shares of Class B ordinary shares, par value $0.0001 per share, of the Company into 1,500,000 shares of Class A ordinary shares, par value $0.0001 per share, of the Company on a one-for-one basis.

As of December 31, 2023, following conversion, there were 6,552,131 ordinary shares of the Company issued and outstanding, consisting of 3,739,631 Class A ordinary shares (of which 1,939,631 shares are redeemable) and 2,812,500 Class B ordinary shares.

Results of Operations

We have neither engaged in any operations nor generated any revenues through the balance sheet date. Our only activities from February 3, 2021 (inception) through December 31, 2023, were related to the Company’s formation and the Initial Public Offering, and since the offering, identifying and evaluating prospective acquisition targets for a Business Combination. We do not expect to generate any operating revenues until after the completion of our Business Combination. We expect to generate non-operating income in the form of interest income or dividend income on marketable securities held after the Initial Public Offering. We incur expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the year ended December 31, 2023, we had a net loss of $2.94 million, which consisted of dividend income of $2.20 million, interest income of $5,159, foreign exchange loss of $17,334 and operating expenses of $5.13 million.

For the year ended December 31, 2022, we had a net loss of $0.30 million, which consisted of dividend income of $2.58 million, interest income of $4,010, foreign exchange gains of $1,073 and operating expenses of $2.89 million.

Liquidity and Going Concern

Until the consummation of the Initial Public Offering, our only source of liquidity was an initial purchase of ordinary shares by the Sponsor and loans from the Sponsor.

On September 8, 2021, the Company consummated the Initial Public Offering of 15,000,000 units, at a price of $10.00 per unit, generating gross proceeds of $150.00 million. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 8,400,000 Private Warrants at a price of $1.00 per warrant in a private placement to Sponsor and the underwriters, generating gross proceeds of $8.40 million. On September 13, 2021, the underwriters exercised the over-allotment option in full and purchased an additional 2,250,000 units, generating gross proceeds of $22.50 million. In connection with the underwriters’ full exercise of the over-allotment option, the Company issued an additional 900,000 Private Warrants at a price of $1.00 per warrant in a private placement to Sponsor and the underwriters, generating gross proceeds of $0.90 million.

Following the Initial Public Offering and the private placement, a total of $175.95 million was placed in the Trust Account (at $10.20 per Unit). We incurred $4.15 million in transaction costs, including $3.45 million of underwriting fees and $0.70 million of other offering costs.

On August 10, 2023, Legacy Borealis entered into a $25,000,000 financing agreement with a maturity date in July 2026. Under this agreement, Borealis Foods (as successor-in-interest to Legacy Borealis) has a $15,000,000 term facility which was used to pay off amounts outstanding under, and to terminate, a then existing line of credit. In addition to the term facility, Legacy Borealis entered into a $10,000,000 revolving line of credit. The term facility and the revolving line of credit are secured by liens on substantially all of the assets of Borealis Foods (as successor-in-interest to Legacy Borealis) and its subsidiaries. Interest is payable under the term facility and the revolving line of credit at the annual rate of Prime + 4.75 % and Prime + 4.5%, respectively. As of March 31, 2024, $15 million principal amount was outstanding under the term facility and no principal amount was outstanding under the revolving line of credit.

In February 2024, the Company completed its Business Combination, resulting in approximately $50.3 million of convertible debt converting into equity. At the completion of the Business Combination, the Company had marketable securities in the Trust Account of $0.6 million. The reduction in Trust Account holdings resulted principally from shareholder redemptions. The Company expects lower operating expenses in 2024 with the completion of the merger.

For the year ended December 31, 2023, cash used in operating activities was $2.34 million. Net loss of $2.94 million which consisted of the dividend received of $2.20 million and foreign exchange loss of $17,334. Changes in operating assets and liabilities provided $2.79 million of total cash for operating activities.

For the year ended December 31, 2022, cash used in operating activities was $2.11 million. Net loss of $0.30 million which consisted of the dividend received of $2.58 million and foreign exchange gain of $1,073. Changes in operating assets and liabilities provided $0.78 million of total cash for operating activities.

As of December 31, 2023, and December 31, 2022, we had marketable securities held in the Trust Account of $21.92 million (including a deposit in transit of $0.05 million) and $178.53 million, respectively. The reduction in Trust Account holdings resulted principally from shareholder redemptions.

Based on its present business plan and taking into account Borealis Foods’ working capital and cash anticipated to be generated through operations, Borealis Foods will require additional capital to fund its anticipated funding needs through March 31, 2025. The amount of additional capital required to fund Borealis Foods through March 31, 2025 has been reduced as a result of a change in Borealis Foods’ business plan that reduced the need for additional capital expenditures relating to the expansion of its production lines beyond the current four production lines. In addition, Borealis Foods continues to seek additional financing. There can be no assurance that such additional financing will be available to Borealis Foods on terms acceptable to Borealis Foods or at all. In the event Borealis Foods’ additional financing efforts are not successful, Borealis Foods may seek to pursue alternatives which may include, among other things, scaling down research and development, business develop investments, and global distribution expansion until such time that new capital has been secured..

Off-Balance Sheet Arrangements

We have no obligations, assets, or liabilities, which would be considered off-balance sheet arrangements as of December 31, 2023. We do not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. We have not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual Obligations

We do not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities, other than described below.

We have engaged the Underwriters as advisors in connection with our Business Combination to assist the Company in holding meetings with its shareholders to discuss the potential Business Combination and the target business’ attributes, introduce the Company to potential investors that are interested in purchasing the Company’s securities in connection with a Business Combination, assist the Company in obtaining shareholder approval for the Business Combination and assist the Company with its press releases and public filings in connection with the Business Combination. The Company will pay the Underwriters a cash fee for such services upon the consummation of a Business Combination of $5.2 million that equals to 3.0% of the gross proceeds of Initial Public Offering (exclusive of any applicable finders’ fees which might become payable).

Critical Accounting Estimates

The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statement, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Estimates made in preparing these financial statements include, among other things, the fair value measurement of shares transferred by the Sponsor to independent director nominees and fair value of shares to be transferred on completion of the Business Combination as per the Incentive agreements entered by the Sponsor and officers of the Company. Actual results could differ from those estimates.

Warrants

We do not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. We evaluate all of our financial instruments, including issued stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives, pursuant to ASC 480 and ASC 815-15.

We account for the public warrants (the “Public Warrants” and together with Private Warrants, collectively, the “Warrants”), as either equity or liability-classified instruments based on an assessment of the specific terms of the Warrants and the applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the Warrants meet all of the requirements for equity classification under ASC 815, including whether the Warrants are indexed to our own ordinary shares and whether the warrant holders could potentially require “net cash settlement” in a circumstance outside of our control, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of issuance of the Warrants and as of each subsequent quarterly period end date while the Warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, such warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, such warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of liability-classified warrants are recognized as a non-cash gain or loss on the statements of operations. We evaluated the Public Warrants and Private Warrants in accordance with ASC 815-40, “Derivatives and Hedging — Contracts in Entity’s Own Equity,” and concluded that they met the criteria for equity classification and are required to be recorded as part a component of additional paid-in capital at the time of issuance.

Class A Ordinary Shares Subject to Possible Redemption

The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption (if any) are classified as a liability instrument and are measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. The Company’s ordinary shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to the occurrence of uncertain future events. Accordingly, as of December 31, 2023 and December 31, 2022, 1,939,631 and 17,250,000 shares of Class A ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ deficit section of the Company’s balance sheets, respectively.

Net Loss Per Ordinary Share

We comply with accounting and disclosure requirements of Financial Accounting Standards Board Accounting Standard Codification, or FASB ASC, Topic 260, “Earnings Per Share.” Net loss per ordinary share is computed by dividing net loss by the weighted average number of ordinary shares outstanding during the period. The Company applies the two-class method in calculating earnings per share. Re-measurement associated with the redeemable shares of Class A ordinary share is excluded from EPS as the redemption value approximates fair value.

Recently Adopted Accounting Pronouncements

In June 2022, the FASB issued ASU 2022-03, which amends Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies guidance for fair value measurement of an equity security subject to a contractual sale restriction and establishes new disclosure requirements for such equity securities. The Company elected to early adopt ASU 2022-03 on July 1, 2023, and applied the amendment in measuring fair value of shares to be transferred on closing of a business combination.

Recent Accounting Pronouncements

In August 2020, FASB issued Accounting Standards Update (“ASU”) 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments.

The provisions of ASU 2020-06 are applicable for fiscal years beginning after December 15, 2023, with early adoption permitted no earlier than fiscal years beginning after December 15, 2020. The Company is currently evaluating the impact of ASU 2020-06 on its financial statements.

In December 2023, the FASB issued ASU 2023-09, “Income Taxes (Topic 740): Improvements to Income Tax Disclosures”, which requires disaggregated information about a reporting entity’s effective tax rate reconciliation, as well as information related to income taxes paid to enhance the transparency and decision usefulness of income tax disclosures. This ASU will be effective for the annual period ending December 31, 2025. The Company is currently evaluating the timing and impacts of adoption of this ASU.

In June 2016, the FASB issued ASU 2016-12, “Financial Instruments-Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments”, which requires entities to measure all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. ASU 2016-13 also requires additional disclosures regarding significant estimates and judgments used in estimating credit losses, as well as the credit quality and underwriting standards of an entity’s portfolio. The Company adopted the provisions of this guidance with effect from January 1, 2023. The adoption did not have a material impact on the Company’s consolidated financial statements.

Management does not believe that any other recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on our financial statements.

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